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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 1, 2003



                              DELTA AIR LINES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-5424                 58-0218548
--------------------------------- -------------------- -------------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                  Registrant's Web site address: www.delta.com
                                                 -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Closing of the Sale of Worldspan LP
Delta Air Lines, Inc. ("Delta") today issued a press release announcing the closing of the sale of its interest in Worldspan LP. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         Exhibit 99.1 Press Release dated July 1, 2003, titled "Delta Air Lines Sells Equity Interest in Worldspan".


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DELTA AIR LINES, INC.




                                  BY:      /s/ Edward H. Bastian
                                           -------------------------------------
                                           Edward H. Bastian
                                           Senior Vice President - Finance and
                                           Controller

Date: July 1, 2003



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                                  EXHIBIT INDEX

Exhibit Number                      Description

    Exhibit 99.1 Press Release dated July 1, 2003, titled "Delta Air Lines Sells Equity Interest in Worldspan".



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